UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                         Wayne Savings Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

[Wayne Savings Bancshares, Inc. Letterhead]






                                                                   June 24, 2004



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 22, 2004 at 10:00 a.m., local time.

     At the annual meeting, you will be asked to elect three (3) directors for a three-year term, approve the amendment and restatement of our 2003 Stock Option Plan, approve the amendment and restatement of our 2003 Recognition and Retention Plan and ratify the appointment of Grant Thornton LLP as our independent auditors for the year ending March 31, 2005. Each of these matters is more fully described in the accompanying materials.

     The Board of Directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

                                 Sincerely,

                                 /s/ Charles F. Finn
                                 -------------------
                                 Charles F. Finn
                                 Chairman, President and Chief Executive Officer

                         Wayne Savings Bancshares, Inc.
                             151 North Market Street
                               Wooster, Ohio 44691
                                 (330) 264-5767
                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 22, 2004
                              ____________________

     Our 2004 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 22, 2004 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three (3) directors for a three-year term, and until their successors are elected and qualified;

     (2) To consider and approve the amendment and restatement of the 2003 Stock Option Plan;

     (3) To consider and approve the amendment and restatement of the 2003 Recognition and Retention Plan;

     (4) To ratify the appointment by the Audit Committee of the Board of Directors of Grant Thornton LLP as our independent auditors for the fiscal year ending March 31, 2005; and

     (5) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

     Our stockholders of record as of the close of business on June 10, 2004, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

                                              By Order of the Board of Directors

                                              /s/ Michael C. Anderson
                                              -----------------------
                                              Michael C. Anderson
                                              Secretary

Wooster, Ohio
June 24, 2004





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You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.

--------------------------------------------------------------------------------

                                Table of Contents



                                                                                         Page
                                                                                         ----

About the Annual Meeting of Stockholders...............................................    1
Proposal I - Election of Directors and Information with Respect to
  Continuing Directors and Executive Officers..........................................    3
     Election of Directors.............................................................    3
     Members of the Board of Directors Continuing in Office............................    4
     Executive Officers Who Are Not Directors..........................................    5
     Committees and Meetings of the Board of Directors.................................    5
     Directors Attendance at Annual Meetings...........................................    6
     Director Nominations..............................................................    6
     Director Compensation.............................................................    7
     Compensation Committee Interlocks and Insider Participation.......................    7
Management Compensation................................................................    7
     Summary Compensation Table........................................................    7
     Stock Options.....................................................................    8
     Equity Compensation Plan Information..............................................    9
     Employment Agreements.............................................................    9
     Benefit Plans.....................................................................   10
     Indebtedness of Management and Related Party Transactions.........................   11
Report of the Compensation Committee...................................................   12
Report of the Audit Committee..........................................................   13
Performance Graph......................................................................   14
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
  Management as a Group................................................................   15
     Section 16(a) Beneficial Ownership Reporting Compliance...........................   16
Proposal II - Proposal to Amend and Restate the 2003 Stock Option Plan.................   16
Proposal III - Proposal to Amend and Restate the 2003 Recognition and Retention Plan ..   17
Proposal IV - Ratification of Appointment of Auditors..................................   18
     Audit Fees........................................................................   18
Stockholder Proposals, Nominations and Communications with the Board of Directors......   19
Annual Reports.........................................................................   20
Other Matters..........................................................................   20

Appendix A - Amended and Restated Audit Committee Charter..............................  A-1
Appendix B - Charter of Nominating and Corporate Governance Committee of the
     Board of Directors................................................................  B-1
Appendix C - Amended and Restated 2003 Stock Option Plan...............................  C-1
Appendix D - Amended and Restated 2003 Recognition and Retention Plan .................  D-1

                                 PROXY STATEMENT
                                       of
                         WAYNE SAVINGS BANCSHARES, INC.

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent holding company of Wayne Savings Community Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, July 22, 2004 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about June 24, 2004. In this proxy statement, "Wayne Savings", "we", "us", and "our" refer to Wayne Savings Bancshares, Inc.

What is the purpose of the Annual Meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, approval of the amended and restated 2003 Stock Option Plan, approval of the amended and restated 2003 Recognition and Retention Plan and ratification of our independent auditors. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, June 10, 2004, are entitled to vote at the meeting. On the record date, we had 3,769,818 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

     In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the Board of Directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the Board of Directors to implement and apply the 10% limit.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     No. Your broker will not be able to vote your shares on the proposal to approve the amended and restated 2003 Stock Option Plan or the proposal to approve the amended and restated 2003 Recognition Plan without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides. However, your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     o First, you may send a written notice to our Secretary, Michael C. Anderson, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

     o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     o Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the approval of the amended and restated 2003 Stock Option Plan, FOR the approval of the amended and restated 2003 Recognition and Retention Plan and FOR ratification of the appointment of Grant Thornton LLP for the fiscal year ending March 31, 2005.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The three nominees for director receiving the most "for" votes will be elected. The approval of the proposals to amend and restate the 2003 Stock Option Plan, amend and restate the 2003 Recognition Plan and to ratify the appointment of our independent auditors and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

     Under the Delaware General Corporation Law, an abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on the vote to adopt the amended and restated 2003 Stock Option Plan and the amended and restated 2003 Recognition Plan and to ratify the appointment of our independent auditors.

--------------------------------------------------------------------------------
       PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

     At this annual meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2007 and until their respective successors are elected and qualified. Donald E. Massaro, whose term expires at this annual meeting, will retire after 38 years of service to Wayne Savings Community Bank. Our Nominating and Corporate Governance Committee has recommended the nomination of Mr. Frederick J. Krum to stand for election to the class of directors whose terms are expiring at this annual meeting. The Board of Directors identified a present need to select a nominee who met the Audit Committee's financial expert criteria as defined by the Securities and Exchange Commission. Mr. Krum, whose name was submitted for consideration by the Chief Executive Officer, was deemed by the Board to be a qualified financial expert. In addition, the Nominating and Corporate Governance Committee has recommended the re-election of Russell L. Harpster and Terry A. Gardner as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Stockholders are not permitted to use cumulative voting for the election of directors.

     Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues. Other than Charles F. Finn, whose spouse is Ms. Wanda Christopher-Finn, no continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages and shares of common stock beneficially owned are reflected as of June 10, 2004. Where applicable, service as a director includes service as a director of Wayne Savings Community Bank.

          Nominees for Director for a Three-Year Term Expiring in 2007


                                                                                           Shares of
                                               Positions Held            Director         Common Stock          Percent
           Name                Age           With Wayne Savings            Since       Beneficially Owned      of Class
-------------------          -----     ------------------------          --------      ------------------      -----------
Russell L. Harpster            69      Director                            1979             63,173(1)             1.7%
Terry A. Gardner               57      Director                            1994             52,156(2)             1.4%
Frederick J. Krum              52      Director                            2004                300                  *

The Board of Directors recommends that you vote FOR election of the nominees for director.

                                                   (Footnotes on following page)

Members of the Board of Directors Continuing in Office

                      Directors Whose Term Expires in 2005


                                                                                           Shares of
                                               Positions Held            Director         Common Stock          Percent
      Name                     Age           With Wayne Savings            Since       Beneficially Owned      of Class
-----------------             ----     ------------------------          --------      ------------------      --------

Charles F. Finn                66      Chairman of the Board,              1976             131,423(3)           3.5%
                                       President and Chief
                                       Executive Officer
Joseph L. Retzler              76      Director                            1985              27,955                *


                                       Directors Whose Term Expires in 2006


                                                                                           Shares of
                                               Positions Held            Director         Common Stock          Percent
      Name                     Age           With Wayne Savings            Since       Beneficially Owned      of Class
-----------------             ----     -----------------------------------------       ------------------      --------

James C. Morgan                66      Director                            1995               24,068(4)            *
Kenneth R. Lehman              45      Director                            2003              206,902(5)          5.5%
___________________

*    Represents less than 1% of our outstanding common stock.

(1)  Includes 26,646 shares held by Mr. Harpster's spouse.

(2) Includes 32,349 shares held jointly with Mr. Gardner's spouse, 5,242 shares held by Mr. Gardner's spouse and 5,242 shares held by Mr. Gardner's daughter.

(3) Includes 52,884 shares held by Mr. Finn's spouse, Ms. Wanda Christopher Finn, Executive Vice President of Wayne Savings and 3,716 shares allocated to Mr. Finn's account in the Wayne Savings 401(k) Retirement Plan.

(4) Includes 1,397 shares held by Mr. Morgan's spouse and 1,642 shares held by Franklin Gas & Oil Co. LLC of which Mr. Morgan is a partner.

(5)  The 206,902 shares are held jointly with Mr. Lehman's spouse.

     The principal occupation during the past five years of each director of Wayne Savings is set forth below.

     Charles F. Finn. Mr. Finn has served as President and Chief Executive Officer of Wayne Savings Community Bank since 1984 and has been employed by Wayne Savings Community Bank for 40 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of Wayne Savings. He was appointed Chairman of the Board of Directors of Wayne Savings Community Bank in July 2003 and has served as Chairman of Wayne Savings since September 25, 1997.

     Joseph L. Retzler. Mr. Retzler, who retired in 2003, is the former President and Chief Executive Officer of Retzler Hardware in Wooster, Ohio.

     Russell L. Harpster. Mr. Harpster is an attorney and a partner in the law firm of Henderson, Harpster & Vanosdall, LLP in Ashland, Ohio.

     Terry A. Gardner. Mr. Gardner is Executive Vice President and part owner of Greenbriar Conference Centre, Wooster, Ohio since January 2001. Previously, Mr. Gardner was President and general partner of Terra Management and Terra Developers in Wooster, Ohio, firms involved in the management and construction of mutli- family housing projects.

     Frederick J. Krum. Mr. Krum has served as Director of the Akron-Canton Airport since 1981. Mr. Krum served on the Board of Directors of Village Savings Bank, a wholly-owned subsidiary of Wayne Savings Community Bank, from June 1998 until the merger of Village Savings into Wayne Savings Community Bank in September 2003.

     James C. Morgan. Mr. Morgan is President of Franklin Gas & Oil Co., Inc. in Wooster, Ohio and a partner of Franklin Gas & Oil Co. LLC since 2001.

     Kenneth R. Lehman. Mr. Lehman is a private investor and a former corporate and securities attorney. Mr. Lehman was a founding partner of the Washington, D.C. law firm of Luse Lehman Gorman Pomerenk & Schick (since renamed Luse Gorman Pomerenk & Schick). He retired from the law firm in April 2002.

Executive Officers Who Are Not Directors


                                                                                      Shares of
                                           Positions Held                            Common Stock           Percent
             Name                        With Wayne Savings                       Beneficially Owned        of Class
----------------------          -----------------------------------               ------------------        --------
Wanda Christopher-Finn          Executive Vice President and Chief                       130,362(1)           3.5%
                                Administrative Officer
Michael C. Anderson             Executive Vice President and Chief                        35,045(2)            *
                                Financial Officer
___________________

*    Represents less than 1% of our outstanding common stock.

(1) Includes 74,823 shares held by Ms. Christopher-Finn's spouse, Mr. Charles Finn, President and Chief Executive Officer of Wayne Savings and 2,655 shares allocated to Ms. Christopher-Finn's account in the Wayne Savings 401(k) Retirement Plan.

(2) Includes 2,500 shares held jointly with Mr. Anderson's spouse, 7,556 shares subject to stock options exercisable within 60 days of the voting record date and 1,616 shares allocated to Mr. Anderson's account in the Wayne Savings 401(k) Retirement Plan.

     Set forth below is the information with respect to the principal occupations during the last five years for the two executive officers of Wayne Savings who do not also serve as directors. Ages are reflected as of June 10, 2004.

     Wanda Christopher-Finn. Age 61 years. Ms. Christopher-Finn is Executive Vice President and Chief Administrative Officer of Wayne Savings and Wayne Savings Community Bank and has been affiliated with Wayne Savings Community Bank since 1972. Ms. Christopher-Finn is the spouse of Mr. Charles F. Finn.

     Michael C. Anderson. Age 53 years. Mr. Anderson is Executive Vice President and Chief Financial Officer of Wayne Savings and Wayne Savings Community Bank and joined Wayne Savings Community Bank in October 2001. He has most recently been a member of senior management in the health care field responsible for accounting and financial operations. Mr. Anderson was Senior Vice President, Chief Financial Officer of Wayne Savings Community Bank between 1984-1986.

Committees and Meetings of the Board of Directors

     The Board of Directors of Wayne Savings has established an Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and Compensation Committee. Members of the Board also serve on committees of Wayne Savings Community Bank. Wayne Savings has not paid separate compensation to its executive officers or directors.

     During the fiscal year ended March 31, 2004, the Board of Directors of Wayne Savings met 14 times. No director of Wayne Savings attended fewer than 75% of the total number of Board of Directors meetings and all committees of the Board on which such director served during the periods that he served. Our Board of Directors has determined that a majority of our members are independent directors as defined in the Nasdaq listing standards. The current independent members are Messrs. Gardner, Harpster, Lehman, Massaro, Morgan and Retzler. Mr. Krum will also be deemed independent if elected.

     Audit Committee. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Wayne Savings' adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors, all of whom are independent directors as defined in the Nasdaq's listing standards. The current members of the Audit Committee are Directors Gardner, Massaro, Morgan and Lehman. The Board of Directors has determined that, if elected, Mr. Krum will be designated as our Audit Committee Financial Expert. Mr. Krum has extensive financial and accounting experience as the managing director of the Akron-Canton Airport. Mr. Krum served as Chief Financial Officer of the airport from 1975-1982. The Audit Committee of Wayne Savings met six times in fiscal 2004. The Audit Committee of Wayne Savings has adopted a charter which has been amended and attached to this proxy statement as Appendix A.

     Executive Committee. The Executive Committee is empowered to act in place of the full Board, with certain exceptions, between meetings of the full Board. The Executive Committee performs general control and supervision functions subject to the discretion of the full Board of Directors. The Executive Committee meets as needed and met once in fiscal 2004. The current members of the Executive Committee are Messrs. Finn, Harpster and Retzler.

     Nominating and Corporate Governance Committee. Wayne Savings established a Nominating and Corporate Governance Committee in 2004 for the purpose of nominating directors for election at this annual meeting. The current members of the Nominating and Corporate Governance Committee are Directors Lehman, Massaro, Morgan and Retzler. The Nominating and Corporate Governance Committee met once in 2004 to consider director nominations and recommended nominees to the full Board of Directors. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards, who rotate annually so that no director will be in a position to recommend himself for nomination to the Board of Directors. The committee's charter, as adopted at a June 21, 2004 meeting, is attached hereto as Appendix B.

     Compensation Committee. It is the responsibility of the Compensation Committee of Wayne Savings to set the compensation of our Chief Executive Officer, Chief Administrative Officer and Chief Financial Officer as well as review the performance of other officers and to determine and administer compensation programs and adjustments, including personnel policies and practices. The Compensation Committee met twice during fiscal 2004. The current members of the Compensation Committee are Messrs. Gardner, Harpster, Lehman, Massaro, Morgan and Retzler. Each of the members is an independent director as defined in the Nasdaq listing standards.

Directors Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a Board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting. In 2003 all of our directors attended the annual meeting of stockholders.

Director Nominations

     In June 2004, the Nominating and Corporate Governance Committee adopted a written charter which is attached hereto as Appendix B. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the
SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

     Our directors currently do not receive fees for serving on the Board or committees of Wayne Savings. Each non-employee director who served on the Board of Wayne Savings Community Bank received a fee of $1,500 for each monthly board meeting which totaled $18,000 for fiscal 2004. No fees are paid for special meetings of the Board, nor does Mr. Finn receive compensation for service on the Board. During fiscal 2004, members of the Executive Committee, Loan Committee and Audit Committee received fees of $166.67, $150.00 and $150.00 per month, respectively, regardless of attendance and Asset Review Committee members received a fee of $100 for each quarterly meeting.

     2003 Stock Option Plan and 2003 Recognition Plan. The Board of Directors of Wayne Savings adopted the 2003 Stock Option Plan and 2003 Recognition Plan on May 22, 2003. The plans were approved by our stockholders at the 2003 annual meeting. We granted to each of Messrs. Harpster, Retzler, Massaro, Morgan, Gardner and Lehman non-statutory options to purchase 10,204 shares of common stock at an exercise price of $13.95 per share, the fair market value of the shares of common stock underlying such option on the date the option was granted. Such options vest at a rate of 20% per year commencing one year from the date of grant. Pursuant to the 2003 Recognition Plan, we granted to each of Messrs. Harpster, Retzler, Massaro, Morgan, Gardner and Lehman 4,081 shares of restricted stock that vest at a rate of 20% per year from the date of grant.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of our President and Chief Executive Officer, our Executive Vice President and Chief Administrative Officer and our Executive Vice President and Chief Financial Officer is reviewed by Wayne Savings' Compensation Committee. Messrs. Gardner, Lehman, Massaro, Morgan, Retzler and Harpster who is the Committee's lead director, serve as members of the Compensation Committee.

     No person who served as a member of the Compensation Committee during fiscal 2004 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during fiscal 2004, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Wayne Savings (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended March 31, 2004, 2003 and 2002, to the President and Chief Executive Officer and other executive officers of Wayne Savings whose salary plus bonus exceeded $100,000 in fiscal 2004.




                                                                                   Long- Term Compensation
                                                                           --------------------------------------
                                                                                             Awards
                                                        Annual             --------------------------------------
                                                   Compensation(1)               Restricted            Securities
                                                   ---------------                 Stock               Underlying    All Other
    Name and Principal Position        Year        Salary        Bonus         Awards (2)(3)            Options     Compensation
-------------------------------        ----       --------       -----      ----------------------    -----------   ------------
Charles F. Finn, Chairman,             2004       $171,597      $20,000             $289,793            23,857         $22,829(4)
   President and Chief Executive       2003        165,400       20,000                   --                --           3,280
   Officer                             2002        159,600       20,000                   --                --           3,149
Wanda Christopher-Finn,                2004        118,213       18,000              260,839            20,000          20,191(4)
   Executive Vice President and        2003        106,600       18,000                   --                --           2,081
   Chief Administrative Officer        2002        102,300       15,000                   --                --           2,005
Michael C. Anderson,                   2004        116,074       18,000              260,839            20,000          20,614(4)
   Executive Vice President and        2003        104,200       18,000                   --                --              --
   Chief Financial Officer             2002             --           --                   --                --              --
_____________________



(1) Wayne Savings provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2003 Recognition Plan. Such restricted stock vests over five years, 20% per year from the date of the grant.

(3) As of March 31, 2004, Mr. Finn, Ms. Christopher-Finn and Mr. Anderson had 20,408, 18,369 and 18,369 shares of unearned restricted stock, respectively, pursuant to the 2003 Recognition Plan, which had fair market values of $334,691, $301,252 and $301,252 at March 31, 2004.

(4) Reflects compensation received in lieu of dividends paid on unearned restricted common stock, amounts contributed to the 401(k) accounts of the named executive officers and the dollar value of 987.536, 693.272 and
     684.176 shares allocated to the employee stock ownership plan accounts of Mr. Finn, Ms. Christopher-Finn and Mr. Anderson, respectively, at December 31, 2003, the date of allocation.

Stock Options

                   Stock Option Grants During Fiscal Year 2004

     The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2004. Each stock option grant vests and becomes exercisable at the rate of 20% per year from the date of grant.




                                            Individual Grants
--------------------------------------------------------------------------------------------
                                         Number of         Percent of Total
                                         Securities         Options-Granted    Exercise
                                         Underlying         to Employees in     Price-      Expiration       Fair Value of
Name                                  Options Granted         Fiscal Year     ($/Sh)(1)        Date            Options(2)
-------------------------           -----------------      ---------------    ----------    ----------       -------------
Charles F. Finn                            23,857              11.7%            $13.95        8/6/13            $93,758
Wanda Christopher-Finn                     20,000               9.8              13.95        8/6/13             78,600
Michael C. Anderson                        20,000               9.8              13.95        8/6/13             78,600

                                                                                             (Footnotes on following page)

-------------------------

(1) The exercise price was based on the market price of the common stock on the date of the grant.

(2) The fair value of the options was estimated using the Black-Scholes Pricing Model. Under such analysis, the risk free interest rate was assumed to be 4.38%, the expected life of the options to be ten years, the expected volatility to be 28.81% and the dividend yield to be 3.30% per share.

                          Fiscal Year-End Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended March 31, 2004 and the value with respect thereto.



                                                  Number of Securities                     Value of Unexercised
                                             Underlying Unexercised Options                in the Money Options
                                                 at Fiscal Year End                        at Fiscal Year End(1)
                                         --------------------------------------   -----------------------------------
    Name                                  Exercisable           Unexercisable       Exercisable        Unexercisable
------------------                       -------------         ----------------   -------------      ----------------

Charles F. Finn                                   --                23,857            $     --            $58,450
Wanda Christopher-Finn                            --                20,000                  --             49,000
Michael C. Anderson                            7,556                20,000              34,909             49,000

_____________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at March 31, 2004 ($16.40) and the exercise price of the options.

Equity Compensation Plan Information

     The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of March 31, 2004.


                                 Number of Shares to be issued upon       Weighted-Average     Number of Shares Remaining Available
                                 the Exercise of Outstanding Options,    Exercise Price of     for Future Issuance (Excluding Shares
    Plan Category                       Warrants and Rights              Outstanding Options       Reflected in the First Column)
-----------------------------    ------------------------------------    -------------------   -------------------------------------
Equity Compensation Plans
 Approved by Security Holders                 295,836(1)                      $13.84(1)                           --
Equity Compensation Plans Not
 Approved by Security Holders                      --                            --                               --
                                              -------                                                        -------
     Total                                    295,836                                                             --
                                              =======                                                        =======

    _________________

(1) Included in such number are 81,632 shares which are subject to restricted stock grants which were not vested as of March 31, 2004. The weighted average exercise price excludes restricted stock grants.

Employment Agreements

     Wayne Savings Community Bank entered into employment agreements with Chairman, President and Chief Executive Officer, Charles F. Finn, and Executive Vice Presidents Wanda Christopher-Finn and Michael C. Anderson effective April 1, 2004, and Senior Vice President, Bryan K. Fehr, effective May 27, 2004, at their then current base salaries. Mr. Finn's agreement provides for a term of 36 months, and Ms. Christopher-Finn's, Mr. Anderson's and Mr. Fehr's provide for terms of 24 months. On each anniversary date, the agreements may be extended for an additional 12 months, so that the remaining term shall be 36 months and 24 months, respectively. If an agreement is not renewed, the agreement will expire 36 months, or 24 months, respectively, following the anniversary date. The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased. In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

     The employment agreements provide for certain payments to the executives in the event Wayne Savings Community Bank terminates the executive's employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of the executive's resignation upon (a) failure to re-elect the executive to his or her current offices, (b) a material change in the executive's functions, duties or responsibilities, (c) relocation of his or her principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of the executive following our change in control, as defined. In the above circumstances, the executive, or in the event of death, his or her beneficiary, would be entitled to severance pay in an amount equal to three times, or two times, as applicable, his or her highest annual base salary and bonus. Wayne Savings Community Bank would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement. In the event the payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, the payments will be reduced in order to avoid having an excess parachute payment.

     Upon termination of the executive's employment upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by Wayne Savings Community Bank. In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his or her attainment of retirement age, or (iii) his or her death.

     In the event of a change in control of Wayne Savings or Wayne Savings Community Bank, as defined, the total payment that would be due under the employment agreements of Mr. Finn, Ms. Christopher-Finn, Mr. Anderson and Mr. Fehr, based solely on the current annual compensation paid to such officers and excluding any payments or benefits under any employee benefit plan which may be payable, would be approximately $1.0 million. Such payments may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

Benefit Plans

     Retirement Plan. Wayne Savings Community Bank maintains a defined benefit pension plan for eligible employees. We froze the pension plan as of December 31, 2003. Subsequent to December 31, 2003, there have been no new enrollments and no further benefit accruals in the pension plan. Credited service ceases to accrue after December 31, 2003, however, vesting continues for periods of employment subsequent to such date. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or five years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

     Under the pension plan, we make an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:


    Completed Years of Employment                  Vested Percentages
    -----------------------------                 -------------------

    Fewer than 3                                           --
    3 but fewer than 4                                    20%
    4 but fewer than 5                                    40%
    5 but fewer than 6                                    60%
    6 but fewer than 7                                    80%
    7 or more                                            100%

     The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended March 31, 2004.


                                                             Years of Benefit Service
      Final Average       --------------------------------------------------------------------------------------------
         Earnings              10            15           20            25           30            35           40
         --------         ---------       --------     --------      -------      -------       -------     ----------

        $ 50,000              6,046          9,069      12,092        15,115       18,138        21,161       21,161
          75,000              9,689         14,533      19,378        24,222       29,067        33,911       33,911
         100,000             13,332         19,998      26,664        33,329       39,995        46,661       46,661
         125,000             16,975         25,462      33,949        42,437       50,924        59,411       59,411
         150,000             20,617         30,926      41,235        51,544       61,852        72,161       72,161
         175,000             23,532         35,298      47,064        58,829       70,595        82,361       82,361
         200,000             24,989         37,483      49,978        62,472       74,967        87,461       87,461
         225,000             24,989         37,483      49,978        62,472       74,967        87,461       87,461
         250,000(1)          24,989         37,483      49,978        62,472       74,967        87,461       87,461

_____________________

(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $205,000 in 2004, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

     The approximate full years of credited service, as of March 31, 2004, for the named executive officers are as follows:


Name                                                Years of Service
----------------------                         ----------------------


Charles F. Finn                                                   41
Wanda Christopher-Finn                                            32
Michael C. Anderson                                                2

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. According to a policy adopted by Wayne Savings, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our Board of Directors. As of June 10, 2004, loans to officers, directors and their related business interests totaled $2.7 million, including a $2.4 million loan and $200,000 line of credit to a partnership in which one of the directors is a partner. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All loans were current as of March 31, 2004.

     Director Russell L. Harpster is a partner in the law firm of Henderson, Harpster & Vanosdall, LLP of Ashland, Ohio, which has represented Wayne Savings Community Bank in certain legal matters since 1979, including drafting legal documents, bankruptcies and foreclosures. During the fiscal year ended March 31, 2004, Wayne Savings paid $21,713 in legal fees to the law firm. No retainer was paid, and Wayne Savings was billed for services performed at the firm's hourly rates. The fees for use of Greenbriar Conference Centre, of which Mr. Gardner is a part owner, for Wayne Savings' annual meeting are standard fees and will not exceed $1,000.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

     The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the employment agreements of the Chief Executive Officer and other executive officers should be extended, the Committee took into account the individual performance of each executive officer and the performance of Wayne Savings under the direction of the executive officers. Other factors considered by the Committee in 2004 included each executive officer's general managerial oversight of Wayne Savings, the quality of communications with the Board of Directors, and Wayne Savings' record of compliance with regulatory requirements.

     While the Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize Wayne Savings' level of net operating income, net interest margin, non-performing assets and operating expenses, as well as the experience, expertise and management skills of the executive officers and their specific roles in the future success of Wayne Savings. The Committee also considers compensation surveys prepared by banking associations and professional firms to determine compensation paid to executives performing similar duties for similarly-sized financial institutions. Specifically, in 2004, the Committee examined and evaluated compensation data for each executive position at similarly-sized financial institutions, as set forth in the 2003 SNL Compensation Survey. The Committee also weighed fiscal 2004 earnings, which represented earnings substantially in line with record earnings in 2003. While each of the quantitative and non-quantitative factors described above was considered by the Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered.

     In 2004, the Committee, after taking into account the foregoing quantitative and qualitative criteria and other factors, established the base compensation and bonus payments for the executive officers. With respect to Charles F. Finn, the President and Chief Executive Officer, the Committee recommended to the full Board of Directors a $6,197 or 3.7%, increase in base salary to $171,597. Mr. Finn's annual bonus was maintained at $20,000. Mr. Finn did not participate in the Committee's discussions of his individual base salary and bonus.

                                           Members of the Compensation Committee

                                           Terry A. Gardner
                                           Joseph L. Retzler
                                           Russell L. Harpster
                                           Kenneth R. Lehman
                                           Donald E. Massaro
                                           James C. Morgan

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The functions of the Wayne Savings Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent auditors; reviewing with Wayne Savings' management and our independent public accountants the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

     The Audit Committee has reviewed and discussed Wayne Savings' audited financial statements with management. The Audit Committee has discussed with Wayne Savings' independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton LLP, the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for fiscal year 2004 for filing with the Securities and Exchange Commission.

                                                 Members of the Audit Committee

                                                 Terry A. Gardner
                                                 Donald E. Massaro
                                                 James C. Morgan
                                                 Kenneth R. Lehman

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph represents $100 invested in our common stock at the per share closing price of the common stock on the Nasdaq National Market on March 31, 1999. The cumulative total returns include the payment of dividends by Wayne Savings. The graph demonstrates comparison of the cumulative total returns for the common stock of Wayne Savings, the Nasdaq-Total US Stock Index and the SNL Securities All Bank & Thrift Index for the periods indicated.

                       [Total Return Performance* Graph]






                                                                                Period Ending
                                                   -------------------------------------------------------------------------
                      Index                             03/31/99       03/31/00       03/31/01      03/31/02       03/31/03
----------------------------------------------     -------------       --------       --------      --------       ---------
Wayne Savings Bancshares, Inc.                            100.00         105.12         127.09        140.75         196.87
NASDAQ - Total US                                         100.00         186.24          75.12         55.20          82.45
SNL All Bank & Thrift Index                               100.00          94.85         109.10        121.39         151.48

____________________

*    Source: SNL Financial LC, Charlottesville, VA

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
             BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS A GROUP
--------------------------------------------------------------------------------

     The following table sets forth as of June 10, 2004, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, and all directors and executive officers of Wayne Savings as a group.



                                                                      Amount and Nature
               Name of Beneficial                                       of Beneficial
               Owner or Number of                                      Ownership as of                Percent of
                Persons in Group                                       June 10, 2004(1)              Common Stock
-----------------------------------------------------               ---------------------         -----------------

Wayne Savings Employee Stock Ownership Plan                               254,067(2)                        6.7%
151 North Market Street
Wooster, Ohio 44691

Kenneth and Joan Lehman                                                   206,902(3)                        5.5%
1408 North Abington Street
Arlington, Virginia 22207

All directors and executive officers of Wayne Savings                     541,022(4)                       14.4%
 as a group (9 persons)

_____________________

*    Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan by an agreement between Wayne Savings Community Bank and Messrs. Anderson and Finn who act as Trustees of the ESOP. As of December 31, 2003, 105,447 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(3) The information on number of shares held is based on a Schedule 13G/A filed on February 6, 2004 by Kenneth R. Lehman and Joan Abercrombie Lehman, spouses, who report joint ownership of all of the shares. According to such filing, they each share voting power and dispositive power over all the shares.

(4) Includes 9,257 shares allocated to executive officers pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan, 7,556 shares which may be acquired by Mr. Anderson upon the exercise of stock options exercisable within 60 days of June 10, 2004, the voting record date and 7,987 shares allocated to the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Wayne Savings' common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended March 31, 2004, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, other than with respect to the grants of options and recognition plan shares in August 2003 that were reported late by each of our directors and executive officer in September 2003.

--------------------------------------------------------------------------------
     PROPOSAL II - PROPOSAL TO AMEND AND RESTATE THE 2003 STOCK OPTION PLAN
--------------------------------------------------------------------------------


     The Board of Directors of Wayne Savings adopted the 2003 Stock Option Plan on May 22, 2003, and the Plan was subsequently approved by our stockholders at the annual meeting of stockholders held on July 24, 2003. Under applicable regulations of the Office of Thrift Supervision, stock benefit plans such as the Option Plan established or implemented within one year following the completion of a mutual to stock conversion, including our "second step" reorganization, are required to contain certain restrictions and limitations. We completed our reorganization on January 8, 2003. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability, or death or following a change in control. The OTS has authorized the elimination of these provisions more than one year after a reorganization, provided that stockholder approval of such amendments to the plans is obtained.

     The Option Plan is administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. We have designated the Compensation Committee as the committee to administer the Option Plan.

     The Board of Directors of Wayne Savings has adopted amendments to the Option Plan, subject to approval by the stockholders, in order to remove the restrictions on the amount of awards that may be granted to individual officers and outside directors, to provide that new awards shall vest at the rate determined by the administering committee and that both existing and new awards shall accelerate and vest upon normal retirement, as defined in the Option Plan or at the discretion of the Compensation Committee. The Option Plan was also amended for conforming changes and certain administrative matters. The amendments do not increase the number of shares reserved for issuance under the Option Plan or change the vesting schedule or terms of outstanding awards under the Option Plan other than to accelerate the vesting upon retirement or at the discretion of the Compensation Committee. In the event that these amendments to the Option Plan are not approved by stockholders, the vesting of existing awards will not accelerate in the event of retirement or at the discretion of the Compensation Committee, but the other provisions will remain in effect as originally adopted.

     The Option Plan was adopted by us to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in Wayne Savings as an incentive to contribute to our success and reward key employees for outstanding performance. The Option Plan is also designed to retain qualified directors for Wayne Savings. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options, reload options, dividend equivalent rights and/or limited stock appreciation rights. Awards are available for grant to non- employee directors and key employees of Wayne Savings and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options.

     As of June 10, 2004, options to purchase 204,081 shares of common stock have been granted and are outstanding under the Option Plan and no shares remain available for future grant under the plan. A copy of the Amended and Restated 2003 Stock Option Plan is attached hereto as Appendix C.

 The Board of Directors recommends that you vote FOR approval of the amendment and restatement of the 2003 Stock Option Plan.

--------------------------------------------------------------------------------
      PROPOSAL III - PROPOSAL TO AMEND AND RESTATE THE 2003 RECOGNITION AND
                                 RETENTION PLAN
--------------------------------------------------------------------------------

     The Board of Directors of Wayne Savings adopted the 2003 Recognition and Retention Plan on May 22, 2003, and the plan was subsequently approved by our stockholders at the annual meeting of stockholders held on July 24, 2003. Similar to the Option Plan, discussed in Proposal 2, under applicable regulations of the Office of Thrift Supervision, stock benefit plans such as the Recognition Plan established or implemented within one year following the completion of a mutual to stock conversion, including our "second step" reorganization completed in January 8, 2003, are required to contain certain restrictions and limitations. The OTS has authorized the elimination of these provisions more than one year after a reorganization, provided that stockholder approval of such amendments to the Recognition Plan is obtained.

     The Recognition Plan is administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. We have designated the Compensation Committee as the committee to administer the Recognition Plan.

     Our Board of Directors has adopted amendments to the Recognition Plan, subject to approval by the stockholders, in order to remove the restrictions on the amount of awards that may be granted to individual officers and outstanding directors, to provide that new awards shall vest at the rate determined by the administering committee and that both existing and new awards shall accelerate and vest upon normal retirement, as defined in the Recognition Plan or at the discretion of the Compensation Committee. The Recognition Plan was also amended for conforming changes and certain administrative matters. The amendments do not increase the number of shares reserved for issuance under the Recognition Plan or change the vesting schedule or terms of outstanding awards other than to accelerate the vesting upon retirement or at the discretion of the Compensation Committee. In the event that these amendments to the Recognition Plan are not approved by stockholders, the vesting of existing awards will not accelerate in the event of retirement or at the discretion of the Compensation Committee, but the other provisions will remain in effect as originally adopted.

     The Recognition Plan was adopted by us to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in Wayne Savings as an incentive to contribute to the success of Wayne Savings and reward key employees for outstanding performance. The Recognition Plan is also designed to retain qualified directors for Wayne Savings. Officers, key employees and non-employee directors of Wayne Savings and its subsidiaries who are selected by our Board of Directors or members of the administering committee appointed by the Board are eligible to receive plan share awards under the Recognition Plan.

     As of June 10, 2004, plan share awards for 81,632 shares have been granted under the 2003 Recognition Plan and no shares are available for future grant under the Recognition Plan. Previously granted awards under the Recognition Plan will vest at the rate of 20% per year over five years. The proposed amendments to the Recognition Plan will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards but will provide that outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above. A copy of the Amended and Restated 2003 Recognition and Retention Plan is attached hereto as Appendix D.

  The Board of Directors recommends that you vote FOR approval of the amendment and restatement of the 2003 Recognition and Retention Plan.

--------------------------------------------------------------------------------
              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of Wayne Savings has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending March 31, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

     We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as our auditors, our Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditors' independence. In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our auditors performed tax-related services, including the completion of Wayne Savings' corporate tax returns, in fiscal 2004. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

   The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending March 31, 2005.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered in connection with the audit of our consolidated financial statements for 2004 and 2003, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during fiscal 2004 and 2003.


                                                   Year Ended March 31,
                                           ----------------------------------
                                               2004                    2003
                                           ------------          ------------
Audit fees (1)............................   $  70,500              $  52,700
Audit-related fees (2)....................      21,300                270,035
Tax fees (3)..............................      13,140                  9,875
All other fees............................          --                     --
                                             ---------              ---------
         Total............................   $ 104,940              $ 332,610
                                             =========              =========

----------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission, including Wayne Savings' registration statement and prospectus in 2003.

(2) Includes for fiscal 2004, assistance with and review of Wayne Savings' quarterly filings on Form 10-Q as well as assistance with respect to acquisitions, principally Stebbins National Bank. Includes for fiscal 2003, assistance with and review of our registration statement and prospectus, including the audited consolidated financial statements presented therein, prepared and filed with the Securities and Exchange Commission in connection with our "second step" reorganization and stock offering.


(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

     As provided in its charter, the Audit Committee selects our independent auditors and pre-approves all audit services to be provided by the independent auditors to Wayne Savings. The Audit Committee also reviews and pre- approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's Pre-Approval Policy adopted in April 2004. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission rules.


--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in July 2005, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than February 24, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 6(b) of our Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by March 26, 2005. The notice must include the information required by Section 6(b) of our Bylaws.

     Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2005, this notice must have been received by March 26, 2005. Each written notice of a stockholder nomination is required to set forth certain information specified in Section 6(c) of our Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

     Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Wayne Savings Bancshares, Inc. c/o Michael C. Anderson, Secretary, 151 North Market Street, Wooster, Ohio 44691.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

     A copy of our Annual Report to Stockholders for the year ended March 31, 2004 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

     Upon receipt of a written request we will furnish without charge to any stockholder a copy of the Annual Report on Form 10-K for fiscal 2004. Such written requests should be directed to Mr. Michael C. Anderson, Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Wayne Savings. Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

                                                                      Appendix A

                         WAYNE SAVINGS BANCSHARES, INC.
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

I.   Purpose
     -------

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

The Audit Committee's primary duties and responsibilities are to:

          o    Appoint the Company's independent auditors.

          o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance as prepared by management and reviewed by the independent auditors.

          o Monitor the qualifications, independence, and performance of the Company's independent auditors and internal auditing department.

          o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Audit Committee's scope of responsibilities.

The Audit Committee shall be directly responsible for appointing, determining funding for, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)2 of the Securities Exchange Act of 1934 as amended.

II.  Statement of Policy
     -------------------

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to the corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

III. Composition
     -----------

The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, as such term is defined in the Rules of the Nasdaq Stock Market, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment. No director will be considered independent if s/he has accepted any consulting, advisory or compensatory fee from Wayne (other than in his or her capacity as a director) or is an affiliated person of the company or any subsidiary. Affiliated person for this charter means an executive officer and/or controlling shareholder.

IV.  Frequency of Meeting
     --------------------

The audit committee shall meet at least four times annually, or more frequently as matters dictate. The audit committee shall keep minutes and other relevant records of all of its meetings and will submit its minutes to the board no later than one board meeting following the audit committee meeting.

V.   Responsibilities
     ----------------

Internal Audit Function
-----------------------

The Audit Committee shall have direct supervision over, and shall receive all reports from, the bank's internal audit staff and shall report significant findings and events to the full board of directors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of Wayne are in accordance with all requirements and are of the highest quality. The Audit Committee also shall:

          o Review the internal audit function, including the independence and authority of its reporting obligations and the proposed audit plans for the coming year.

          o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

          o Provide sufficient opportunity for the internal auditors to meet with the members of the audit committee without members of management present to discuss matters of importance regarding audit coverage.

          o Review and resolve any identifiable material weaknesses in the bank's system of internal controls.

          o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Independent Auditors
--------------------

The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the auditors.

All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to the Audit Committee Pre-Approval Policy.

VI.  Audit Authorization
     -------------------

The Board recognizes that to effectively fulfill the intended audit tasks, an auditor should achieve a degree of independence that prevents the personnel being reviewed from controlling the auditor's work and reports. Accordingly the board authorizes the following:

The director of auditing is authorized to direct a broad, comprehensive program of internal auditing within the bank. Internal auditing examines and evaluates the adequacy and effectiveness of the systems of control provided by the bank to direct its activities toward the accomplishment of its objectives in accordance with institution policies and plans. In accomplishing these activities, the director of auditing and authorized representatives are authorized to have full, free, and unrestricted access to all institution functions, records, property, and personnel.

VII. Policy Review
     -------------

The Audit Committee will review this charter on at least an annual basis, if not more frequently, so that changing regulatory positions with regard to the operation of the Audit Committee are addressed.

VIII. Other Audit Committee Responsibilities
      --------------------------------------

Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the employee manual. This "Code" also includes procedures for reporting violations of the Code of Conduct.

                                                                      Appendix B




                         WAYNE SAVINGS BANCSHARES, INC.

            CHARTER OF NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.   Purpose

     The Nominating and Corporate Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Wayne Savings Bancshares, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibility. The primary duties and responsibilities of the Committee are to:

     o identify and recommend to the full Board the selection of qualified individuals to serve as Board members and recommend to the full Board director nominees for each Annual Meeting of Stockholders;

     o review existing corporate governance documents and establish corporate governance principles applicable to the Company and to govern the conduct of the Board and its members; and

     o    review nominations for director submitted by shareholders pursuant to
          Section 6(c) of the Company's Bylaws.

     The Committee has the authority to access any consultant of the Company to aid it in its responsibilities. The Committee has the authority and ability to retain, compensate and terminate, at the Company's expense, any search firm used to identify director candidates as is necessary to undertake its responsibilities.

II.  Compensation and Meetings

     Members of the Committee must meet applicable Nasdaq National Market listing standards and other statutory or regulatory requirements relative to director independence. The Committee must have two or more directors as determined by the Board, each of whom must be independent, non-employee directors, free from any relationship that would interfere with the exercise of its members' equitable judgment. Non-independent directors may attend Committee meetings and assist the Committee in establishing its meeting agendas. Compensation for service on the Committee will be established by the full Board based on the recommendations of the Compensation Committee.

     Members of the Committee are appointed by the Board of Directors at its Annual Meeting. The chair of this Committee shall be selected by all members of this Committee.

     The Committee shall establish its own schedule for meetings throughout the year. If the Chair is not present, the members of the Committee may designate a Chair by a majority vote of those present. The Committee shall meet in executive session annually to review the performance of the Board and/or to discuss any other matters that it believes should be discussed without management present and will present a report to the Board.

     The Committee shall report to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion and to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and shall have the sole authority to approve related fees and retention terms.

III. Goals, Responsibilities and Duties

     The Committee shall establish criteria for the selection of new directors to serve on the Board of Directors.

     A.   Recommend Qualified Individuals for Board membership

          o Review individual qualifications for service of individuals on the full Board;

          o    Recommend to the Board individuals for Board membership;

          o Review shareholder submitted nominees for election of directors at the Annual Meeting of Stockholders; and

          o Recommend to the Board nominees for election of directors at the Annual Meeting of Stockholders.

     In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

     B.   Committee Membership and Qualifications

          o Recommend to the full Board the establishment of Board committees and subcommittees, as necessary, at the Annual Meeting of the Board and at other times during the year, if necessary;

          o Recommend to the full Board the membership and composition of each of the Board committees and sub-committees and recommend removal of any committee member, if necessary; and

          o    Review qualifications of Directors for committee membership.

     C.   Develop and Oversee Corporate Governance Principles

          o Develop and annually review Corporate Governance Principles for the overall governance of the Board of the Company and its subsidiaries and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

     D.   Other

          o Maintain minutes of meetings, which are circulated to the full Board and report to the full Board of Directors on a regular basis.

                           Date: June 21, 2004
                           Approved by Nominating and Corporate
                           Governance Committee

                           Date: June 21, 2004
                           Approved by Board of Directors of
                           Wayne Savings Bancshares, Inc.

                                                                      Appendix C


                         WAYNE SAVINGS BANCSHARES, INC.
                              AMENDED AND RESTATED
                             2003 STOCK OPTION PLAN

1.   Purpose

     The purpose of the Wayne Savings Bancshares, Inc. Amended and Restated 2003 Stock Option Plan (the "Plan") is to advance the interests of Wayne Savings Bancshares, Inc. (the "Company") and its shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Wayne Savings Community Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.   Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non Statutory Stock Options, Incentive Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options granted under the provisions of the Plan.

     "Bank" means Wayne Savings Community Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

     "Common Stock" means shares of the common stock of the Company, par value $0.10 per share.

     "Company" means Wayne Savings Bancshares, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Director Emeritus" means a former member of the Board who has been appointed to a Director Emeritus position.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 11 hereof.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's shareholders.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date then, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30 day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30 day period, the average sale price of the last three sales of Common Stock sold during the 90 day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     "Non-Statutory Stock Option" means an Option granted by the Committee to
(i) an Outside Director or (ii) any other Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan. With respect to an Outside Director, shall mean retirement from the Board in connection with any retirement policy established by the Board, or if none, retirement on or after attainment of age 65.

     "Option" means an Award granted under Section 8 or Section 9.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Reload Option" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20 of the Plan.

     "Right" means a Limited Right.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease and desist order, any of which results in material loss to the Company or one of its Affiliates.

3.   Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a) be approved by the Company's full Board or by the Committee; or

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.   Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights and (e) Reload Options.

5.   Stock Subject to the Plan

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 204,081 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

     Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan. In addition, any Reload Options issued with respect to shares that are used for the full or partial payment of the exercise price of any option or in connection with shares returned to the issuer to satisfy federal tax withholding requirements, if any, will not be counted as issued under the Plan and will not reduce the number of options available for issuance.

6.   Eligibility

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7. General Terms and Conditions of Options and Rights

     (a) The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of e Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which e expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or e otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or e Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

     (b) Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made e pursuant to Section 18 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have e the authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price one the Date of Grant.

8. Non-Statutory Stock Options

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

     (c) Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The Committee may accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part.

     (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) Term of Options. Unless the Committee determines otherwise, the term during which Non Statutory Stock Options may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee's or Outside Director's Continuous Service, for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of Continuous Service due to death, Disability, Normal Retirement, or following a Change in Control, all Non Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Non Statutory Stock Option term.

     (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.   Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 18 hereof and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair f Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

     (c) Vesting. Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. The Committee may accelerate the time at which any Incentive Stock Option may be exercised in whole or part. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

     (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section to the extent permitted).

     (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this subsection (e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) Termination of Continuous Service. Upon the termination of a Key Employee's Continuous Service for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control) the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's Continuous Service due to death, Disability, Normal Retirement, or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that, except in the event of death or Disability, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

     In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of Continuous Service.

     (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

     (i) Compliance with Code. The options granted under this Section are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.  Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.  Dividend Equivalent Rights

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

     (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where (i) the dividend rate exceeds 150% of the Bank's weighted average cost of funds on interest-bearing liabilities for the current quarter and preceding three quarters, and (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank's after-tax net income for the current quarter and preceding three quarters, or any dividend that exceeds the aggregate amount of the last four quarterly dividends but does not result in an adjustment under section 18 of the Plan because such adjustment would cause variable accounting under the Plan. For purposes of this Section 11, the dividend rate equals the quotient, expressed as a percentage, of (i) the annualized dollar amount of the dividend, and (ii) the last trade price of the Company's Common Stock on the day immediately before the dividend is declared.

12.  Reload Option

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.  Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.  Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering (or constructively tendering) of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.  Rights of a Shareholder

     A Participant shall have no rights as a shareholder with respect to any shares covered by a Non Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.  Agreement with Participants

     Each Award of Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

17.  Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Limited Rights, Reload Option or Dividend Equivalent Right to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.  Dilution and Other Adjustments

     In the event of any change in the capitalization of the Company or the number of outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders or any dividend (other than a quarterly dividend) that exceeds the aggregate amount of the last four quarterly dividends by more than 100%, recapitalization, or any merger, consolidation, spin off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code. Further, no such adjustment shall be made if it will cause variable accounting under the Plan.

19.  Effect of a Change in Control on Option Awards

In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

20.  Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.  Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

22.  Effective Date of Plan

     The Plan shall become effective upon the date of approval of the Plan by the Company's shareholders.

23.  Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24.  Applicable Law

     The Plan will be administered in accordance with the laws of the State of Delaware.

                                                                      Appendix D



                         WAYNE SAVINGS BANCSHARES, INC.
                              AMENDED AND RESTATED
                       2003 RECOGNITION AND RETENTION PLAN


1.   Establishment of the Plan; Creation of Separate Trust

     (a) Wayne Savings Bancshares, Inc. (the "Company") hereby establishes the Wayne Savings Bancshares, Inc. Amended and Restated 2003 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

     (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.   Purpose of the Plan

     The purpose of the Plan is to advance the interests of Wayne Savings Community Bank (the "Bank") and the Company and the Company's shareholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.   Definitions

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means Wayne Savings Community Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise noted.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company. For these purposes, the Company has designated the Compensation Committee of the Company as the Committee.

     "Common Stock" means shares of the common stock of the Company, par value $0.10 per share.

     "Company" means Wayne Savings Bancshares, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Director Emeritus" means a former member of the Board who has been appointed by the Board to a Director Emeritus position.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's shareholders.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan. With respect to an Outside Director, shall mean retirement from the Board in connection with any retirement policy established by the Board, or if none, retirement on or after attainment of age 65.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.   Administration of the Plan

     (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause, or with respect to unearned Awards in the event the Recipient of an Award fails to maintain Continuous Service with the Company or one of its Affiliates prior to Normal Retirement.

     (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

          (i)  be approved by the Company's full Board or by the Committee;

          (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

          (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Eligibility; Awards

     (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

     (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 81,632. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or shares acquired by the Company in open market purchases.

     (c) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     (d) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

     (e) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     (f) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.   Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to limitations of the Plan, to grant wards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) General Rules. Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. The Committee may also accelerate the time at which any Award may be earned. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

     (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     (c) Exception for Termination Due to Death, Disability, Normal Retirement and Following a Change in Control. Notwithstanding the general rule contained in
Section 6(a), Restricted Stock awarded to a Recipient whose Continuous Service with the Company or an Affiliate terminates due to death, Disability, Normal Retirement, or following a Change in Control, shall be deemed earned as of the Recipient's last day of Continuous Service with the Company or an Affiliate.

     (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Wayne Savings Bancshares, Inc. Amended and Restated 2003 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691."

     (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(e) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.   Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.   Key Employee Rights under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.  Outside Director Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.  Governing Law

     The Plan shall be governed by the laws of the State of Delaware.

14.  Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's shareholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                                REVOCABLE PROXY
                         Wayne Savings Bancshares, Inc.

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                 July 22, 2004

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on July 22, 2004. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: FOR the election of all nominees, FOR amendment and restatement of the 2003 Stock Option Plan, FOR amendment and restatement of the 2003 Recognition and Retention Plan and For the ratification of appointment of Grant Thornton LLP as auditors for fiscal 2005.


               This proxy is solicited by the Board of Directors


1. The election as directors of all nominees listed (except as marked to the contrary):

     For three year term expiring in 2007:
     Russell L. Harpster        Terry A. Gardner       Frederick J. Krum

                  With-    For All
         For      hold     Except
         [_]       [_]      [_]

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

     ---------------------------------------------------------------------------
2.   Approval of the Amendment and Restatement of the 2003 Stock Option Plan.

         For      Against  Abstain
         [_]       [_]      [_]

3. Approval of the Amendment and Restatement of the 2003 Recognition and Retention Plan.

         For      Against  Abstain
         [_]       [_]      [_]

4. The ratification of the appointment of Grant Thornton LLP as auditors for the fiscal year ending March 31, 2005.

         For      Against  Abstain
         [_]       [_]      [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                   PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.       [ ]

--------------------------------------------------------------------------------
     This Proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the propositions stated hereof. If any other business is presented at such meeting, this Proxy will be voted by the named proxies at the direction of a majority of the Board of Directors. At the present time, the Board of directors knows of no other business to be presented at the meeting.
--------------------------------------------------------------------------------


Please be sure to sign and date this Proxy below.


                    ----------------------------------------
                                      Date

                    ----------------------------------------
                             Stockholder sign above

                    ----------------------------------------
                         Co-holder (if any) sign above




Detach above card, sign, date and mail in postage paid envelope provided.

                         Wayne Savings Bancshares, Inc.

     The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 24, 2004 and audited financial statements.

     Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wayne Savings Bancshares, Inc. at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Wayne Savings Bancshares, Inc. at the address set forth on Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.




     Please sign, date and mail this proxy card promptly using the enclosed postage-prepaid envelope.

If your address has changed, pleases correct the address in the space provided below and return this portion with the proxy in the envelope provided.